Exhibit 99.1

Ping Identity Reports First Quarter 2021 Results,
Provides Outlook for Second Quarter and Full Year 2021

●	Annual Recurring Revenue of $266.3 million grew 16% from the prior year period
●	Revenue grew 12% year-over-year to $68.9 million, of which 93% was subscription-based
●	Operating cash flow increased 79% year-over-year to $24.1 million
●	Dollar-based net retention rate of 109% accelerated from 2020 fourth quarter level of 108%

DENVER – May 5, 2021 – Ping Identity Holding Corp. (“Ping Identity,” or the “Company”) (NYSE: PING), the Intelligent Identity solution for the enterprise, today announced its financial results for the three months ended March 31, 2021.

“We had a great start to the year, with all of our key metrics performing well,” said Andre Durand, Ping Identity's Chief Executive Officer. “The demand environment and pipelines have clearly improved, and drove an ARR acceleration, much stronger revenue growth and record cash flow generation. As such, we have increased confidence for 2021, and have raised our guidance accordingly. Our investments in cloud are building momentum, with our new PingOne Advanced Services platform at 100% SaaS feature parity with our core software platform, and uptime availability of 99.99%. The investment is driving customer demand, as we deploy into our customers' clouds of choice with flexibility and reliability like never before.”

Financial Highlights for the First Quarter of 2021

ARR: Ending ARR at March 31, 2021 was $266.3 million and represented a 16% increase compared with the same period last year. Ping Identity defines ARR as the annualized value of all subscription contracts as of the end of the period.

Revenue: Total revenue for the first quarter of 2021 was $68.9 million. Subscription revenue was $64.2 million. Given the impact that deployment mix and contract duration have on GAAP revenue, management continues to believe that ARR is the key growth metric of a subscription business.

Cash Flow: Net cash provided by operating activities was $24.1 million in the three months ended March 31, 2021 compared with $13.5 million in the three months ended March 31, 2020. Unlevered Free Cash Flow was $19.5 million for the three months ended March 31, 2021 compared with $9.6 million for the three months ended March 31, 2020.

Dollar-Based Net Retention Rate: Ping Identity’s dollar-based net retention rate at March 31, 2021 was 109%. The Company calculates dollar-based net retention rate as ARR as of the last day of the current reporting period from customers with associated ARR as of the last day of the prior reporting period, divided by ARR as of the last day of the prior reporting period.

Please refer to the section titled “Use of Non-GAAP Financial Information” and the tables within this press release which contain explanations and reconciliations of the Company’s non-GAAP financial measures.

Recent Business Highlights

●	In the first quarter, Ping Identity announced that it has been named a leader in three KuppingerCole Leadership Compass reports, including the Consumer Identity and Access Management (“CIAM”), Access Management and Enterprise Authentication Solutions reports. This is the second consecutive year that Ping has been named an Overall Leader in the CIAM report and follows the company’s recent recognition as a Leader by Gartner in the 2020 Magic Quadrant for Access Management and leading placement in Gartner’s Critical Capabilities for Access Management Report.

●	Added Diane Gherson to its board of directors in March. Gherson, a high-impact technology savvy chief human resource officer (“CHRO”), previously served as CHRO for IBM for seven years.
●	Ping Identity further strengthened its management team. In March, Peter Burke, Senior Vice President of Research and Development, joined the Company. He is an accomplished business leader with more than 25 years of technology experience. In addition, the Company plans to announce a new Chief Revenue Officer in May who brings deep channel and cloud transformation expertise as well as significant international experience.
●	Virtually hosted YOUniverse (formerly IDENTIFY), Ping Identity’s annual identity security event where security professionals came together to share real-world identity management stories and solutions for improved digital experiences.
●	Ended the first quarter with 265 customers with more than $250,000 in ARR, representing a 10% year-over-year growth rate in that customer cohort.
●	Joined the Decentralized Identity Foundation in March 2021 to help forge open standards for protecting digital identities to help people and organizations gain control over their digital identities, enabling them to conduct trusted online transactions and interactions safely.

Commenting on the company’s financial results, Raj Dani, Ping Identity’s CFO added, “This quarter’s results provide evidence of our ability to continue driving profitable growth. Our 16% ARR growth accelerated from fourth quarter levels, and at $19.5 million in the quarter, Unlevered Free Cash Flow was our strongest ever as a public company. These results give us confidence in our ability to outperform for the balance of the year, and thus, we have increased our guidance across the board. We will continue putting our cash to work investing into cloud and channel solutions that enable zero trust, seamless digital experiences, and passwordless authentication.”

Financial Outlook

Ping Identity provides the following expected financial guidance for the quarter ending June 30, 2021:

Total ARR of $272.0 million to $274.0 million

Total Revenue of $65.0 million to $67.0 million

Unlevered Free Cash Flow of $2.0 million to $4.0 million

Ping Identity provides the following expected financial guidance for the year ending December 31, 2021:

Total ARR of $298.5 million to $300.5 million

Total Revenue of $264.0 million to $272.0 million

Unlevered Free Cash Flow of $11.0 million to $15.0 million

Webcast / Conference Call Details

In conjunction with this announcement, Ping Identity will host a webcast conference call today, May 5, 2021, at 5:00 p.m. Eastern Time to discuss its financial results. The listen-only webcast is available at https://investor.pingidentity.com. Investors and participants can register for the telephonic version of the conference call in advance by visiting http://www.directeventreg.com/registration/event/5391305. After registering, instructions will be shared on how to join the call including dial-in information as well as a unique passcode and registrant ID. At the time of the call, registered participants will dial in using the numbers from the confirmation email, and upon entering their unique passcode and ID, will be entered directly into the conference.

Following the conference call, a replay will be available until 11:59 p.m. Eastern time on May 12, 2021. The replay dial-in number will be (800) 585-8367 or for international (416) 621-4642, using the replay number pin: 5391305. An archived webcast of the call will also be available at https://investor.pingidentity.com.

Use of Non-GAAP Financial Information

In addition to Ping Identity’s results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company believes the following non-GAAP measures presented in this press release and discussed on the related teleconference call are useful in evaluating its operating performance: Non-GAAP Gross Profit, Non-GAAP Gross Profit Margin, Non-GAAP Operating Expenses, Non-GAAP Net Income, Non-GAAP Net Income Per Share, Free Cash Flow and Unlevered Free Cash Flow. Certain of these non-GAAP measures exclude stock-based compensation, depreciation and amortization expense and acquisition-related expenses. Ping Identity believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies. A reconciliation is provided herein for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Forward-Looking Statements

In addition to historical consolidated financial information, certain statements in this press release and on the related teleconference call may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements other than statements of historical fact included in this press release and on the related teleconference call are forward-looking statements. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. For example, all statements Ping Identity makes relating to its estimated and projected costs, expenditures, cash flows, growth rates and financial results or its plans and objectives for future operations, growth initiatives, or strategies are forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that the Company expected. Specific factors that could cause such a difference include, but are not limited to, those disclosed previously in the Company’s other filings with the SEC which include, but are not limited to: our ability to adapt to rapid technological change, evolving industry standards and changing customer needs, requirements or preferences; our ability to enhance and deploy our cloud-based offerings while continuing to effectively offer our on-premise offerings; our ability to maintain or improve our competitive position; the impact of the COVID-19 pandemic; the impact on our business of a network or data security incident or unauthorized access to our network or data or our customers’ data; the effects on our business if we are unable to acquire new customers, if our customers do not renew their arrangements with us, or if we are unable to expand sales to our existing customers or develop new solutions or solution packages that achieve market acceptance; our ability to manage our growth effectively, execute our business plan, maintain high levels of service and customer satisfaction or adequately address competitive challenges; our dependence on our senior management team and other key employees; our ability to enhance and expand our sales and marketing capabilities; our ability to attract and retain highly qualified personnel to execute our growth plan; the risks associated with interruptions or performance problems of our technology, infrastructure and service providers; our dependence on Amazon Web Services cloud infrastructure services; the impact of data privacy concerns, evolving regulations of cloud computing, cross-border data transfer restrictions and other domestic and foreign laws and regulations; the impact of volatility in quarterly operating results; the risks associated with our revenue recognition policy and other factors may distort our financial results in any given period; the effects on our customer base and business if we are unable to enhance our brand cost-effectively; our ability to comply with anti-corruption, anti-bribery and similar laws; our ability to comply with governmental export and import controls and economic sanctions laws; our ability to comply with HIPAA; the potential adverse impact of legal proceedings; the impact of our frequently long and unpredictable sales cycle; our ability to identify suitable acquisition targets or otherwise successfully implement our growth strategy; the impact of a change in our pricing model; our ability to meet service level commitments under our customer contracts; the impact on our business and reputation if we are unable to provide high-quality customer support; our dependence on strategic relationships with third parties; the impact of adverse general and industry-specific economic and market conditions and reductions in IT and identity spending; the ability of our platform, solutions and solution packages to interoperate with our customers’ existing or future IT infrastructures; our dependence on adequate research and development resources and our ability to successfully complete acquisitions; our dependence on the integrity and scalability of our systems and infrastructures; our reliance on software and services from other parties; the impact of real or perceived errors, failures, vulnerabilities or bugs in our solutions; our ability to protect our proprietary rights; the impact on our business if we are subject to infringement claim or a claim that results in   a significant damage award; the risks associated with our use of open source software in our solutions, solution packages and subscriptions; our reliance on SaaS vendors to operate certain functions of our business; the risks associated with indemnity provisions in our agreements; the risks associated with liability claims if we breach our contracts; the impact of the failure by our customers to pay us in accordance with the terms of their agreements; our ability to expand the sales of our solutions and solution packages to customers located outside of the United States; the risks associated with exposure to foreign currency fluctuations; the impact of Brexit; the impact of potentially adverse tax consequences associated with our international operations; the impact of changes in tax laws or regulations; the impact of the Tax Cuts and Jobs Act; our ability to maintain our corporate culture; our ability to develop and maintain proper and effective internal control over financial reporting; our management team’s limited experience managing a public company; the risks associated with having operations and employees located in Israel; the risks associated with doing business with governmental entities; the impact of catastrophic events on our business; and other factors disclosed in the section entitled ‘‘Risk Factors’’ in our most recent Annual Report on Form 10-K. Given these factors, as well as other variables that may affect Ping Identity’s operating results, you should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, or use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this press release and on the related teleconference call relate only to events as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

About Ping Identity

Ping Identity is the Intelligent Identity solution for the enterprise. We enable companies to achieve Zero Trust identity-defined security and more personalized, streamlined user experiences. The Ping Intelligent Identity™ platform provides customers, workforce, and partners with access to cloud, mobile, SaaS and on-premises applications across the hybrid enterprise. Over half of the Fortune 100 choose us for our identity expertise, open standards, and partnerships with companies including Microsoft and Amazon. We provide flexible identity solutions that accelerate digital business initiatives, delight customers, and secure the enterprise through multi-factor authentication, single sign-on, access management, intelligent API security, directory, and data governance capabilities. For more information, visit www.pingidentity.com.

PING IDENTITY HOLDING CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2021	2020
Revenue:
Subscription	$64,216	$56,818
Professional services and other	4,728	4,594
Total revenue	68,944	61,412
Cost of revenue:
Subscription (exclusive of amortization shown below)(1)	9,414	7,109
Professional services and other (exclusive of amortization shown below)(1)	5,583	4,013
Amortization expense	5,809	4,602
Total cost of revenue	20,806	15,724
Gross profit	48,138	45,688
Operating expenses:
Sales and marketing(1)	25,549	22,190
Research and development(1)	21,702	12,214
General and administrative(1)	14,455	11,515
Depreciation and amortization	4,365	4,249
Total operating expenses	66,071	50,168
Loss from operations	(17,933)	(4,480)
Other income (expense):
Interest expense	(396)	(506)
Other income (expense), net	(872)	(1,250)
Total other income (expense)	(1,268)	(1,756)
Loss before income taxes	(19,201)	(6,236)
Benefit for income taxes	3,267	1,944
Net loss	$(15,934)	$(4,292)
Net loss per share:
Basic and diluted	$(0.20)	$(0.05)
Weighted-average shares used in computing net loss per share:
Basic and diluted	81,339	79,743

______________________________________

(1) Includes stock-based compensation as follows:

	Three Months Ended March 31,
	2021	2020
Subscription cost of revenue	$535	$146
Professional services and other cost of revenue	591	84
Sales and marketing	4,198	797
Research and development	8,512	888
General and administrative	3,103	942
Total	$16,939	$2,857

PING IDENTITY HOLDING CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	March 31,	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$55,003	$145,733
Accounts receivable, net of allowances of $652 and $828	65,702	82,335
Contract assets, current	61,562	62,503
Deferred commissions, current	6,819	6,604
Prepaid expenses	15,250	17,608
Other current assets	1,840	1,940
Total current assets	206,176	316,723
Noncurrent assets:
Property and equipment, net	9,134	9,446
Goodwill	441,352	441,150
Intangible assets, net	175,502	180,422
Contract assets, noncurrent	8,119	11,288
Deferred commissions, noncurrent	9,715	9,325
Deferred income taxes, net	3,997	3,962
Operating lease right-of-use assets	14,808	15,619
Other noncurrent assets	3,327	2,516
Total noncurrent assets	665,954	673,728
Total assets	$872,130	$990,451
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$571	$2,795
Accrued expenses and other current liabilities	8,026	7,339
Accrued compensation	12,948	17,170
Deferred revenue, current	45,993	49,203
Operating lease liabilities, current	4,065	3,979
Total current liabilities	71,603	80,486
Noncurrent liabilities:
Deferred revenue, noncurrent	3,359	3,195
Long-term debt, net of current portion	39,076	149,014
Deferred income taxes, net	14,334	17,867
Operating lease liabilities, noncurrent	16,173	17,213
Other liabilities, noncurrent	1,565	1,566
Total noncurrent liabilities	74,507	188,855
Total liabilities	146,110	269,341
Commitments and contingencies
Stockholders' equity:
Preferred stock	—	—
Common stock	81	81
Additional paid-in capital	759,645	739,051
Accumulated other comprehensive income (loss)	1,623	1,373
Accumulated deficit	(35,329)	(19,395)
Total stockholders' equity	726,020	721,110
Total liabilities and stockholders' equity	$872,130	$990,451

PING IDENTITY HOLDING CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended March 31,
	2021	2020
Cash flows from operating activities
Net loss	$(15,934)	$(4,292)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	10,174	8,851
Stock-based compensation expense	16,939	2,857
Amortization of deferred commissions	2,329	2,102
Amortization of deferred debt issuance costs	62	62
Operating leases, net	(142)	59
Deferred taxes	(3,546)	(2,050)
Other	(10)	282
Changes in operating assets and liabilities:
Accounts receivable	16,640	13,030
Contract assets	4,128	797
Deferred commissions	(2,934)	(1,536)
Prepaid expenses and other current assets	2,466	4,822
Other assets	(820)	49
Accounts payable	(2,013)	2,734
Accrued compensation	(1,865)	(6,222)
Accrued expenses and other	1,659	1,104
Deferred revenue	(3,046)	(9,164)
Net cash provided by operating activities	24,087	13,485
Cash flows from investing activities
Purchases of property and equipment and other	(953)	(1,094)
Capitalized software development costs	(3,974)	(3,299)
Payments for business acquisitions, net of cash acquired	—	(4,703)
Net cash used in investing activities	(4,927)	(9,096)
Cash flows from financing activities
Payment of Symphonic and ShoCard holdbacks	(993)	—
Payment of offering costs	—	(295)
Proceeds from stock option exercises	1,770	1,309
Payment for tax withholding on equity awards	(565)	(1,205)
Proceeds from long-term debt	—	97,823
Payment of long-term debt	(110,000)	—
Net cash provided by (used in) financing activities	(109,788)	97,632
Effect of exchange rates on cash and cash equivalents and restricted cash	(111)	(645)
Net increase (decrease) in cash and cash equivalents and restricted cash	(90,739)	101,376
Cash and cash equivalents and restricted cash
Beginning of period	146,499	68,386
End of period	$55,760	$169,762

PING IDENTITY HOLDING CORP.
SUPPLEMENTAL FINANCIAL INFORMATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL DATA
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2021	2020
Gross profit	$48,138	$45,688
Amortization expense	5,809	4,602
Stock-based compensation	1,126	230
Non-GAAP Gross Profit	$55,073	$50,520
Non-GAAP Gross Profit Margin	80%	82%

	Three Months Ended March 31,
	2021	2020
Total operating expenses	$66,071	$50,168
Stock-based compensation	(15,813)	(2,627)
Acquisition related expenses	(2)	(1,069)
Amortization expense	(3,444)	(3,344)
Non-GAAP Operating Expenses	$46,812	$43,128

	Three Months Ended March 31,
	2021	2020
Net loss	$(15,934)	$(4,292)
Stock-based compensation	16,939	2,857
Acquisition related expenses	2	1,069
Amortization expense	9,253	7,946
Provision for income taxes(1)	(6,549)	(2,968)
Non-GAAP Net Income	$3,711	$4,612
Net loss per share:
Basic and diluted	$(0.20)	$(0.05)
Weighted-average shares used in computing net loss per share:
Basic and diluted	81,339	79,743
Non-GAAP Net Income per Share:
Basic	$0.05	$0.06
Diluted	$0.04	$0.06
Weighted-average shares used in computing Non-GAAP Net Income per Share:
Basic	81,339	79,743
Diluted	83,940	82,220

_____________________________________

(1)	The related tax effects of the adjustments to Non-GAAP Net Income were calculated using the respective statutory tax rates for applicable jurisdictions.

	Three Months Ended March 31,
	2021	2020
Net cash provided by operating activities	$24,087	$13,485
Add:
Cash paid for interest	339	514
Less:
Purchases of property and equipment	(953)	(1,094)
Capitalized software development costs	(3,974)	(3,299)
Unlevered Free Cash Flow	$19,499	$9,606
Net cash used in investing activities	$(4,927)	$(9,096)
Net cash provided by (used in) financing activities	$(109,788)	$97,632

Reconciliation of Unlevered Free Cash Flow Guidance for the Three Months Ended June 30, 2021 and Year Ended December 31, 2021:

	Three Months Ended		Year Ended
	June 30, 2021		December 31, 2021
	Low	High	Low	High
Net cash provided by operating activities	$6,395	$8,395	$30,345	$34,345
Add:
Cash paid for interest	265	265	1,140	1,140
Less:
Purchases of property and equipment	(200)	(200)	(2,735)	(2,735)
Capitalized software development costs	(4,460)	(4,460)	(17,750)	(17,750)
Unlevered Free Cash Flow	$2,000	$4,000	$11,000	$15,000

PING IDENTITY HOLDING CORP.
SUPPLEMENTAL FINANCIAL INFORMATION
KEY BUSINESS METRICS
(In thousands)

	March 31,		Change
	2021	2020	$	%

	(dollars in thousands)
ARR	$266,274	$229,957	$36,317	16%

Contacts

Investor Relations Contact:

David Banks

investor@pingidentity.com

303-396-6200

Media Contact:

Kristin Miller

press@pingidentity.com

720-728-1033

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